UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) November 28, 2011

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or Other Jurisdiction of Incorporation)	000-52588 (Commission File Number)	43-1823071 (IRS Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
Registrant's telephone number, including area code
(314) 569-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act.
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2011, Dale E. Oberkfell announced his intent to resign from his positions as Executive Vice President and Chief Financial Officer of Reliance Bancshares, Inc. (the “Company”) and as Executive Vice President, Chief Financial Officer and a member of the Board of Directors of Reliance Bank, the Company's wholly-owned bank subsidiary. Mr. Oberkfell's resignation will be effective on or before December 31, 2011 and is not related to any disagreements with the Company's operations, policies or practices.
Upon the effectiveness of Mr. Oberkfell's resignation, his employment agreement with the Company will terminate.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2011

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Allan D. Ivie, IV
Name: Allan D. Ivie, IV
Title: President and Chief Executive Officer